[497(e)]

                    Merrill Lynch Large Cap Growth V.I. Fund
                           of Mercury V.I. Funds, Inc.

                Note Relating to the Use of the Fund's Prospectus
                                   May 3, 2002


         The Merrill Lynch Large Cap Growth V.I. Fund (the "Fund") of Mercury V.I. Funds, Inc. may currently offer two classes of shares: Class A and Class B. The Fund's prospectus is comprised of (i) a generic portion applicable to the Fund as a whole and to all classes of shares and (ii) an appendix specific to a single class of shares. The prospectus includes two different versions of the appendix, one for Class A shares and one for Class B shares. The prospectus will be used with the generic portion and, depending on the class(es) of shares being offered, the Class A Appendix, the Class B Appendix, or both.